UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2019

Global Indemnity Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34809	98-1304287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 Hospital Road George Town, Grand Cayman KY1-9008, Cayman Islands	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
A Ordinary Shares	GBLI	NASDAQ Global Select Market
7.75% Subordinated Notes due 2045	GBLIZ	NASDAQ Global Select Market
7.875% Subordinated Notes due 2047	GBLIL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 12, 2019, the Company held its 2019 Annual General Meeting. The proposals submitted to a vote of the shareholders at the meeting are described in detail in the Company’s Proxy Statement. The final results of voting for each matter are as follows:

Proposal 1: Election of directors

The following individuals were elected to the Company’s Board of Directors to hold office for the term expiring at the 2020 Annual General Meeting of shareholders or until their successors are duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker non-votes
Saul A. Fox	49,042,163	809,108	1,663	460,159
Joseph W. Brown	49,793,093	58,178	1,663	460,159
Seth J. Gersch	49,035,640	815,631	1,663	460,159
John H. Howes	49,007,086	844,185	1,663	460,159
Jason B. Hurwitz	49,044,529	806,742	1,663	460,159
Bruce R. Lederman	49,754,742	96,529	1,663	460,159
Cynthia Y. Valko	49,790,827	60,444	1,663	460,159
James D. Wehr	49,796,310	54,961	1,663	460,159

Proposal 2: To act on a matter concerning Global Indemnity Reinsurance Company, Ltd.

A.	Election of directors and alternate director of Global Indemnity Reinsurance Company, Ltd.

The following individuals were elected to Global Indemnity Reinsurance Company Ltd.’s Board of Directors:

	Votes For	Votes Against	Abstain	Broker non-votes
Stephen Green	49,849,597	1,674	1,663	460,159
Terence J. Power	49,817,683	3,724	31,527	460,159
Cynthia Y. Valko	49,849,597	1,674	1,663	460,159
Marie-Joelle Chapleau (alternative director)	49,849,597	1,674	1,663	460,159
Grainne Richmond (alternative director)	50,287,944	23,986	1,163	0

B.	To ratify the appointment of Ernst & Young, Ltd., Hamilton, Bermuda, as the independent auditor of Global Indemnity Reinsurance Company, Ltd.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
49,849,597	1,674	1,663	460,159

Proposal 3: To ratify the appointment of the Company’s independent auditors and to authorize the Company’s Board of Directors, acting through its Audit Committee to determine its fees.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
49,539,380	772,550	1,163	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity Limited

Date: June 13, 2019	By:	/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer